Exhibit 10.1

FIRST AMENDMENT TO UNITHOLDER AGREEMENT

This First Amendment to Unitholder Agreement (this “Amendment”), dated November 4, 2010, is among Inergy Holdings, L.P., a Delaware limited partnership previously known as Inergy Holdings, LLC (“Inergy Holdings”) and Unitholders owning 75% or more of the Original Common Units outstanding on the date hereof.

On April 14, 2005, Inergy Holdings and all of the Unitholders entered into a Unitholder Agreement (the “Original Unitholder Agreement”).

On August 7, 2010, Inergy, L.P. (“NRGY”), Inergy GP, LLC, Inergy Holdings, Inergy Holdings GP, LLC (“Holdings GP”), NRGP Limited Partner, LLC (“New NRGP LP”) and NRGP MS, LLC (“MergerCo”) entered into an Agreement and Plan of Merger, as further amended and restated by a First Amended and Restated Agreement and Plan of Merger, dated as of September 3, 2010 (the “Merger Agreement”), pursuant to which, at the Effective Time (as defined in the Merger Agreement), MergerCo will merge with an into Inergy Holdings, the separate existence of MergerCo will cease and Inergy Holdings will survive and continue to exist as a Delaware limited partnership (the “Merger”), such that immediately following the consummation of the Merger, Holdings GP will continue as the sole general partner of Inergy Holdings, and Holdings GP and New NRGP LP will remain as the only holders of limited partner interests in Inergy Holdings. Pursuant to the Merger Agreement, each Common Unit issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) will be converted into the right to receive 0.77 common units representing limited partner interests in NRGY upon consummation of the Merger and the transactions contemplated by the Merger Agreement (the “Merger Closing Date”), resulting in a conversion of the Original Common Units from an aggregate of 38,986,661 common units representing limited partner interests in Inergy Holdings into an aggregate of (a) 18,451,161 common units representing limited partner interests in NRGY and (b) 11,568,560 Class B units representing limited partner interests in NRGY.

The parties desire to amend the Original Unitholder Agreement to eliminate certain restrictions on transfer and to eliminate registration rights.

Accordingly, the parties agree as follows:

1. Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Original Unitholder Agreement.

2. Transfer Restrictions. Effective as of the Merger Closing Date, ARTICLE IV of the Original Unitholder Agreement is hereby deleted.

3. Legend. Effective as of the Merger Closing Date, ARTICLE V of the Original Unitholder Agreement is hereby amended by deleting the previous ARTICLE V in its entirety and by substituting the following new ARTICLE V in lieu thereof:

ARTICLE V

LEGEND

Commencing on the Merger Closing Date, any Unitholder may require Inergy Holdings to remove all legends previously endorsed pursuant to this Agreement.

4. Registration Rights. Effective as of the Merger Closing Date, ARTICLE VI of the Original Unitholder Agreement is hereby deleted.

5. Notices. The addresses for Fox, Dehaemers and the Dehaemers GRAT are amended as follows:

If to Fox:

Michael D. Fox

6504 Turnberry Ct.

Parkville, MO 64152-3135

If to Dehaemers or the Dehaemers GRAT:

David G. Dehaemers, Jr.

14747 Mission Road

Leawood, KS 66224-9506

6. Amendment. Except as expressly amended hereby, the Original Unitholder Agreement remains unamended and in full force and effect in accordance with its terms, and the Original Unitholder Agreement, as amended hereby, is hereby ratified and confirmed. The amendments provided herein are to be limited precisely as drafted and do not constitute an amendment of any other term, condition or provision of the Original Unitholder Agreement.

7. References. References in the Original Unitholder Agreement to “Agreement”, “hereof”, “herein” and words of similar impact are deemed to be references to the Original Unitholder Agreement as amended by this Amendment.

8. Counterparts. This Amendment may be executed in one or more counterparts, each of which will for all purposes be deemed an original and all of which will constitute the same instrument.

9. Governing Law. This Amendment is governed by and is to be construed, interpreted and enforced in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state, including all matters of enforcement, validity and performance.

10. Amendment Effectiveness. This Amendment will become effective at the time executed by Unitholders owning 75% or more of the Original Common Units outstanding notwithstanding the fact that not all Unitholders have executed this Amendment.

[End of Page.]

The parties have entered into this First Amendment to Unitholder Agreement as of the date set forth in the introductory clause.

INERGY HOLDINGS, L.P.

By:	INERGY HOLDINGS GP, LLC

	By:	/s/ John J. Sherman
Name: John J. Sherman
Title: President and CEO

/s/ John J. Sherman
JOHN J. SHERMAN, TRUSTEE OF THE JOHN J. SHERMAN REVOCABLE TRUST DATED MAY 4, 1994

/s/ John J. Sherman
JOHN J. SHERMAN, CO-TRUSTEE OF THE JOHN J. SHERMAN 2005 GRANTOR RETAINED ANNUITY TRUST I UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ Mary N. Sherman
MARY N. SHERMAN, CO-TRUSTEE OF THE JOHN J. SHERMAN 2005 GRANTOR RETAINED ANNUITY TRUST I UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ William C. Gautreaux
WILLIAM C. GAUTREAUX, CO-TRUSTEE OF THE WILLIAM C. GAUTREAUX 2008 GRANTOR RETAINED ANNUITY TRUST I UNDER TRUST INDENTURE DATED MAY 20, 2008

/s/ Christena A. Gautreaux
CHRISTENA A. GAUTREAUX, CO-TRUSTEE OF THE WILLIAM C. GAUTREAUX 2008 GRANTOR RETAINED ANNUITY TRUST I UNDER TRUST INDENTURE DATED MAY 20, 2008

/s/ William C. Gautreaux
WILLIAM C. GAUTREAUX, CO-TRUSTEE OF THE WILLIAM C. GAUTREAUX 2008 GRANTOR RETAINED ANNUITY TRUST II UNDER TRUST INDENTURE DATED MAY 20, 2008

/s/ Christena A. Gautreaux
CHRISTENA A. GAUTREAUX, CO-TRUSTEE OF THE WILLIAM C. GAUTREAUX 2008 GRANTOR RETAINED ANNUITY TRUST II UNDER TRUST INDENTURE DATED MAY 20, 2008

/s/ William C. Gautreaux
WILLIAM C. GAUTREAUX, TRUSTEE OF THE WILLIAM C. GAUTREAUX REVOCABLE TRUST UNDER TRUST INDENTURE DATED MARCH 8, 2004

/s/ William C. Gautreaux
WILLIAM C. GAUTREAUX, CO-TRUSTEE OF THE WILLIAM C. GAUTREAUX 2005 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ Christena A. Gautreaux
CHRISTENA A. GAUTREAUX, CO-TRUSTEE OF THE WILLIAM C. GAUTREAUX 2005 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ William C. Gautreaux
WILLIAM C. GAUTREAUX, CO-TRUSTEE OF THE WILLIAM C. GAUTREAUX 2007 GRANTOR RETAINED ANNUITY TRUST II UNDER TRUST INDENTURE DATED AUGUST 30, 2007

/s/ Christena A. Gautreaux
CHRISTENA A. GAUTREAUX, CO-TRUSTEE OF THE WILLIAM C. GAUTREAUX 2007 GRANTOR RETAINED ANNUITY TRUST II UNDER TRUST INDENTURE DATED AUGUST 30, 2007

/s/ Carl A. Hughes
CARL A. HUGHES, TRUSTEE OF THE CARL A. HUGHES REVOCABLE TRUST UNDER TRUST INDENTURE DATED SEPTEMBER 13, 2002

/s/ Carl A. Hughes
CARL A. HUGHES, CO-TRUSTEE OF THE CARL A. HUGHES 2005 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ Cheryl L. Hughes
CHERYL L. HUGHES, CO-TRUSTEE OF THE CARL A. HUGHES 2005 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

MICHAEL D. FOX, CO-TRUSTEE OF THE MICHAEL D. FOX REVOCABLE TRUST DATED AUGUST 12, 2003

ELIZABETH L. FOX, CO-TRUSTEE OF THE MICHAEL D. FOX REVOCABLE TRUST DATED AUGUST 12, 2003

/s/ Paul E. Mclaughlin
PAUL E. MCLAUGHLIN, CO-TRUSTEE OF THE PAUL E. MCLAUGHLIN 2008 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED NOVEMBER 20, 2008

/s/ Jonalee Y. Mclaughlin
JONALEE Y. MCLAUGHLIN, CO-TRUSTEE OF THE PAUL E. MCLAUGHLIN 2008 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED NOVEMBER 20, 2008

/s/ Paul E. Mclaughlin
PAUL E. MCLAUGHLIN, CO-TRUSTEE OF THE PAUL E. MCLAUGHLIN 2005 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ Jonalee Y. Mclaughlin
JONALEE Y. MCLAUGHLIN, CO-TRUSTEE OF THE PAUL E. MCLAUGHLIN 2005 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ Paul E. Mclaughlin
PAUL E. MCLAUGHLIN, CO-TRUSTEE OF THE PAUL E. MCLAUGHLIN REVOCABLE TRUST UNDER TRUST INDENTURE DATED APRIL 24, 2003

/s/ Jonalee Y. Mclaughlin
JONALEE Y. MCLAUGHLIN, CO-TRUSTEE OF THE PAUL E. MCLAUGHLIN REVOCABLE TRUST UNDER TRUST INDENTURE DATED APRIL 24, 2003

/s/ Andrew Atterbury
ANDREW ATTERBURY

DAVID G. DEHAEMERS, JR.

/s/ Phillip L. Elbert
PHILLIP L. ELBERT, CO-TRUSTEE OF THE PHILLIP L. ELBERT 2005 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ Kristin O. Elbert
KRISTIN O. ELBERT, CO-TRUSTEE OF THE PHILLIP L. ELBERT 2005 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ Phillip L. Elbert
PHILLIP L. ELBERT, CO-TRUSTEE OF THE CHARLES W. ELBERT TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ Kristin O. Elbert
KRISTIN O. ELBERT, CO-TRUSTEE OF THE CHARLES W. ELBERT TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ Phillip L. Elbert
PHILLIP L. ELBERT, CO-TRUSTEE OF THE LAUREN E. ELBERT TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ Kristin O. Elbert
KRISTIN O. ELBERT, CO-TRUSTEE OF THE LAUREN E. ELBERT TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ Phillip L. Elbert
PHILLIP L. ELBERT, TRUSTEE OF THE PHILLIP L. ELBERT REVOCABLE TRUST UNDER TRUST INDENTURE DATED MAY 17, 2001

/s/ R. Brooks Sherman, Jr.
R. BROOKS SHERMAN, JR., TRUSTEE OF THE R. BROOKS SHERMAN, JR. REVOCABLE TRUST DATED JANUARY 15, 2008